UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 11, 2006

                                MMC ENERGY, INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                       000-51968                 98-0493819
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


            26 BROADWAY, SUITE 907
                 NEW YORK, NY                                     10004
   (Address of Principal Executive Offices)                     (Zip Code)

                                 (212) 977-0900
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. TERMINATION OF A MATERIAL AGREEMENT.

      MMC Energy, Inc. ("MMC" or the "Company"), today announced the termination of its non-binding letter of intent to purchase a partially constructed 100 MW power plant located in Rowley, Utah from Desert Power L.P. for approximately $3.5 million in cash and stock, as well as the assumption of accounts payable and $28.7 million in bank debt. Accordingly, MMC currently does not expect to complete this transaction, first announced on August 25, 2006.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 12, 2006                MMC ENERGY, INC.


                                         By: /s/ Denis Gagnon
                                             -------------------------------
                                             Name:  Denis Gagnon
                                             Title: Chief Financial Officer